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                                                                   EXHIBIT 10.16



                             SECURED PROMISSORY NOTE
                            (REVOLVING CREDIT LOANS)

$10,000,000                                             LOS ANGELES, CALIFORNIA
                                                        OCTOBER 29, 1999

        FOR VALUE RECEIVED, the undersigned (Borrower) promises to pay to the order of GREYROCK CAPITAL, a division of Banc of America Commercial Finance Corporation (Greyrock), at 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024, or at such other address as the holder of this Note shall direct, the principal sum of $10,000,000, or so much of said sum as Greyrock shall have advanced to Borrower pursuant to the Loan Agreement described below, payable on the earlier of the following dates (the Maturity Date): (i) February 1, 2001, or
(ii) the date the Loan and Security Agreement between Borrower and Greyrock dated OCTOBER 29, 1999 (the Loan Agreement) terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

        This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the highest Prime Rate in effect during such month, plus 2% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in the Loan Agreement.

        Accrued interest on this Note shall be payable monthly, commencing on October 31, 1999, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

        Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

        In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between Borrower and Greyrock (collectively, Events of Default), Greyrock may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Greyrock after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Greyrock to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

        All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Greyrock shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

        The Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Greyrock in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower hereby waives



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the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

        This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and Greyrock. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and Greyrock, and all of Greyrock's rights and remedies hereunder and thereunder are cumulative.

        In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

        No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Greyrock, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

GREYROCK AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

        This Note is payable in, and shall be governed by the laws of, the State of California.


                                             SOFTWARE TECHNOLOGIES CORPORATION


                                             By /s/ WILLIAM OVERELL
                                               ---------------------------------
                                             Title CHIEF FINANCIAL OFFICER
                                                   -----------------------------



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                             SECURED PROMISSORY NOTE
                                   (TERM LOAN)

$10,000,000                                             LOS ANGELES, CALIFORNIA
                                                        OCTOBER 29, 1999

        FOR VALUE RECEIVED, the undersigned (Borrower) promises to pay to the order of GREYROCK CAPITAL, a division of Banc of America Commercial Finance Corporation (Greyrock), at 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024, or at such other address as the holder of this Note shall direct, the principal sum of $10,000,000, payable on the earlier of the following dates (the Maturity Date): (i) February 1, 2001, or (ii) the date the Loan and Security Agreement between Borrower and Greyrock dated OCTOBER 29, 1999 (the Loan Agreement) terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

        This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the highest Prime Rate in effect during such month, plus 2% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime ate has the meaning set forth in the Loan Agreement.

        Accrued interest on this Note shall be payable monthly, commencing on October 31, 1999, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

        Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

        In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between Borrower and Greyrock (collectively, Events of Default), Greyrock may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Greyrock after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Greyrock to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

        All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Greyrock shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

        The Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Greyrock in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower hereby waives



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

the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

        This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and Greyrock. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and Greyrock, and all of Greyrock's rights and remedies hereunder and thereunder are cumulative.

        In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

        No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Greyrock, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

GREYROCK AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

        This Note is payable in, and shall be governed by the laws of, the State of California.


                                             SOFTWARE TECHNOLOGIES CORPORATION


                                             By /s/ WILLIAM OVERELL
                                               ---------------------------------
                                             Title CHIEF FINANCIAL OFFICER
                                                   -----------------------------



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